OTHER NON-CURRENT ASSETS, NET (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2024	Dec. 31, 2023
OTHER NON-CURRENT ASSETS, NET
Rent and Property Management Deposits	¥ 21,668	¥ 22,683
Prepayment for equipment and leasehold improvements	803	2,831
Others	662	3,239
Total other non-current assets	23,133	28,753
Less: Impairment	¥ (23,133)
Other non-current assets, net		¥ 28,753